UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 18, 2020

Thor Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9235 (Commission File Number)	93-0768752 (IRS Employer Identification No.)

601 East Beardsley Avenue, Elkhart, Indiana (Address of Principal Executive Offices)	46514-3305 (Zip Code)

Registrant’s telephone number, including area code: (574) 970-7460

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par value $.10 Per Share)	THO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Thor Industries, Inc. (the ”Company”) held its 2020 annual meeting of shareholders (the“Annual Meeting) on December 18, 2020. At the Annual Meeting, there were 49,743,259 shares of common stock of the Company present in person or by proxy and entitled to vote. The Company’s shareholders were asked to vote on three proposals: (1) the election of 10 directors, (2) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2021, and (3) the approval, on an advisory basis, of the compensation of the Company’s named executive officers.

Proposal #1 – Election of Directors. The shareholders elected 10 nominees as directors to hold office until the 2021 annual meeting of shareholders and until their respective successors are duly elected and qualified by the following vote:

Nominee	For	Withheld	Broker Non-Votes
Andrew Graves	46,027,381	319,899	3,395,979
Amelia A. Huntington	46,174,064	173,216	3,395,979
Wilson Jones	45,339,406	1,007,874	3,395,979
Christopher Klein	45,565,884	781,396	3,395,979
J. Allen Kosowsky	45,023,991	1,323,289	3,395,979
Robert W. Martin	46,051,669	295,611	3,395,979
Peter B. Orthwein	45,933,072	414,208	3,395,979
Jan H. Suwinski	45,609,692	737,588	3,395,979
James L. Ziemer	45,517,781	829,499	3,395,979
William J. Kelley, Jr.	46,197,014	150,266	3,395,979

Proposal #2 – Ratification of Deloitte & Touche LLP. The shareholders approved the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2021 by the following vote:

For	Against	Abstentions	Broker Non-Votes
49,000,621	624,110	118,528	0

Proposal #3 – Advisory Vote to Approve Compensation of Named Executive Officers. The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the following vote:

For	Against	Abstentions	Broker Non-Votes
44,375,148	1,861,676	110,456	3,395,979

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thor Industries, Inc.

Date:	December 18, 2020	By:	/s/ W. Todd Woelfer
		Name:	W. Todd Woelfer
		Title:	Senior Vice President,
General Counsel and Secretary